MuniEnhanced
                                  Fund, Inc.

                               [GRAPHIC OMITTED]

                         STRATEGIC
                                  Performance

                                  Semi-Annual Report
                                  July 31, 2000

MuniEnhanced Fund, Inc.

The Benefits and Risks of Leveraging

MuniEnhanced Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pick-up on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange), may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses on invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

                                          MuniEnhanced Fund, Inc., July 31, 2000

TO OUR SHAREHOLDERS

For the six-month period ended July 31, 2000, the Common Stock of MuniEnhanced Fund, Inc. earned $0.319 per share income dividends, which included earned and unpaid dividends of $0.053. This represents a net annualized yield of 5.93%, based on a month-end per share net asset value of $10.78. During the same period, total investment return on the Fund's Common Stock was +10.41%, based on a change in per share net asset value from $10.10 to $10.78, and assuming reinvestment of $0.319 per share income dividends.

For the six months ended July 31, 2000, the Fund's Preferred Stock had an average dividend yield as follows: Series A, 4.27%; Series B, 3.71%; and Series C, 4.14%.

The Municipal Market Environment

During the six months ended July 31, 2000, US domestic economic growth remained robust. After growing at a 4.2% annual rate in 1999, US domestic economic growth expanded at a 4.8% rate during the first quarter of 2000 and at a 5.2% rate during the second quarter. However, despite these significant growth rates, few price measure indicators have shown any meaningful signs of future price pressures at the consumer level, despite the lowest unemployment rates since 1970. With few signs of any economic slowdown, the Federal Reserve Board continued to raise short-term interest rates in February, March and May 2000. The Federal Reserve Board cited both the continued growth of US employment and the continued strength of US equity markets as reasons for attempting to moderate US economic growth before inflationary price pressures can occur.

However, since then fixed-income markets have largely ignored strong economic fundamentals and concentrated upon very positive technical supply factors. Declining bond issuance--both current, and more importantly, expected future issuance--helped push bond yields lower into mid-April 2000. In late January and early February 2000, the US Treasury announced its intention to reduce the amounts to be auctioned in the quarterly Treasury note and bond auctions. Furthermore, budgetary surpluses allowed the US Treasury to repurchase outstanding, higher-couponed Treasury issues, primarily in the 15-year and longer maturity sector. Both these actions resulted in significant reduction in the outstanding supply of longer-dated maturity US Treasury debt. Domestic and international investors quickly began to accumulate what was expected to become a scarce commodity and bond prices quickly rose.

By mid-April 2000, US Treasury bond yields had declined more than 80 basis points (0.80%) to 5.67%. During the remainder of the period, US Treasury bond prices were volatile as strong economic reports and investors' concerns of additional moves by the Federal Reserve Board occasionally overshadowed the positive technical position of the long-term US Treasury bond market.

Recently, a number of economic indicators have begun to suggest that the actions taken by the Federal Reserve Board in 1999 and early 2000 have started to affect US economic growth. Both new home sales and consumer spending have slowed, suggesting that economic growth may subside into a 4%-4.5% range by late 2000. In our opinion, this range of growth was targeted by the Federal Reserve Board as being sustainable, given current productivity measures, without endangering the present benign inflationary environment.

By June, investor focus returned to the dwindling supply of long-term US Treasury securities and bond prices generally rose for the remainder of the period. The decline in long-term US Treasury bond yields resulted in an inverted yield curve as short-term and intermediate-term interest rates did not fall proportionately to long-term interest rates as the Federal Reserve Board was expected to continue to raise short-term interest rates. The current inversion has had as much to do with debt reduction and US Treasury buybacks as with investor expectations of slower economic growth. During the last six months, US Treasury bond yields have declined more than 70 basis points to end the period at 5.78%, their lowest monthly closing level since May 1999.

Tax-exempt bond yields also have declined in recent months. The decline has largely been in response to the rally in US Treasury securities, as well as a continued positive technical supply environment. States such as California and Maryland have announced that their large current and anticipated future budget surpluses will permit the cancellation or postponement of expected bond issuance. Additionally, some issuers have also initiated tenders to repurchase existing debt, reducing the supply of tax-exempt bonds in the secondary market as well. Given the decline in available long-term US Treasury securities, some investors who need longer maturity investment vehicles have begun to consider long-term municipal bonds as potential substitutes. This has further strengthened the overall positive technical position of the tax-exempt market. During the last six months, long-term municipal revenue bond yields have declined nearly 50 basis points to 5.85%, their lowest level since late August 1999, as measured by the Bond Buyer Revenue Bond Index.

The recent relative underperformance of the municipal bond market has been especially disappointing given the strong technical position the tax-exempt bond market has enjoyed. The issuance of long-term tax-exempt securities has dramatically declined. During the last year, almost $200 billion in new long-term municipal securities was issued, a decline of almost 20% compared to the same period a year earlier. For the six months ended July 31, 2000, approximately $100 billion in new tax-exempt bonds was underwritten, a decline of 17% compared to the same period in 1999.

Although investors received more than $45 billion in coupon payments, bond maturities and the proceeds from early bond redemptions during June and July, overall investor demand has diminished. Long-term municipal bond mutual funds have seen consistent outflows in recent months as the yields of individual securities have risen faster than those of larger, more diverse mutual funds. Thus far this year, tax-exempt mutual funds have had net redemptions of more than $12 billion.

However, the rate at which these redemptions have been occurring has slowed in recent months. Recent US equity market volatility, especially in the NASDAQ, has reduced some investor interest in the stock market. This investor interest, especially earlier this year, had been siphoning away demand for municipal bonds by retail investors. Also, the demand from property and casualty companies is expected to increase in the coming months. These firms are becoming more profitable after experiencing losses in the past few years resulting from a series of weather-related natural disasters. Yet as positive as the tax-exempt bond market's technical environment has been for much of this year, investor response to the reduction in both current and future supply of US Treasury bonds has been overwhelmingly positive and municipal bond yields have underperformed their taxable counterparts.

Significantly lower municipal bond yields are still likely to require weaker US employment growth and consumer spending. The actions taken in recent months by the Federal Reserve Board should eventually slow US economic growth. Recent declines in US new home sales are perhaps the first sign that consumer spending is being slowed by higher interest rates. Until further signs develop, it is likely that the municipal bond market's current favorable technical position will dampen significant tax-exempt interest rate volatility and provide a stable environment for eventual improvement in municipal bond prices.

Portfolio Strategy

We entered the six-month period ended July 31, 2000 in a neutral position in consideration of the highest absolute municipal yields since the spring of 1997. During this period, municipal yields reached or exceeded those of long-term taxable US Treasury bonds. For the majority of the period, we retained our neutral and materially fully invested position. We found it prudent to maintain this strategy in anticipation of clearer signs regarding future economic growth and inflation expectations. We did take advantage of the opportunity provided by the backup in market


                                     2 & 3

MuniEnhanced Fund, Inc., July 31, 2000

yields to purchase higher coupon bonds that previously were not commonly available. We purchased these bonds in an effort to provide a higher level of tax-exempt income for the shareholder and to limit future interest rate sensitivity. We believe purchasing these securities should also help offset rising short-term interest rates experienced by the Fund's leveraged portfolio and the dividends paid to the Fund's Common Stock shareholders. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.) However, the availability of these attractive new-issue higher coupon bonds was still limited because of the ongoing decline of new long-term municipal issuance. As previously noted, new issuance declined 20% from year-ago levels. This decline in issuance somewhat inhibited the portfolio restructuring. We continually monitor the call protection, credit quality, coupon structuring and diversification of the portfolio in an effort to provide optimal performance. We continue to focus on very highly rated bonds, with more than 80% of the portfolio invested in bonds insured by AAA-rated municipal bond insurers. The decline in new municipal bond issuance can be traced, in part, to the strong fiscal performance of municipal entities at most levels of government.

Looking ahead, we intend to remain fully invested in the municipal market in an effort to enhance shareholder income. We will be looking for opportunities provided by new municipal issuance to enhance the Fund's call protection and issuer diversification. We will also consider taking a more aggressive investment position should the most recent economic indicators continue to point to a cooling of growth and a more stable inflation environment.

In Conclusion

We appreciate your ongoing interest in MuniEnhanced Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Michael Kalinoski

Michael Kalinoski
Vice President and
Portfolio Manager

September 11, 2000

PROXY RESULTS

During the six-month period ended July 31, 2000, MuniEnhanced Fund, Inc.'s Common Stock shareholders voted on the following proposals. The proposals were approved at the annual shareholders' meeting on May 24, 2000. The description of each proposal and number of shares voted are as follows:

----------------------------------------------------------------------------------------------------------
                                                                    Shares Voted          Shares Voted
                                                                        For          to Withhold Authority
----------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors:  Terry K. Glenn           20,933,474              449,969
                                            James H. Bodurtha        20,979,260              404,184
                                            Roberta Cooper Ramo      20,967,314              416,129
                                            Joseph L. May            21,000,562              382,882
                                            Arthur Zeikel            20,975,331              408,118
----------------------------------------------------------------------------------------------------------
                                                                Shares Voted   Shares Voted   Shares Voted
                                                                    For           Against        Abstain
----------------------------------------------------------------------------------------------------------
2. To ratify the selection of Deloitte & Touche LLP as
   the Fund's independent auditors for the current fiscal year.  20,536,289       77,066         190,569
----------------------------------------------------------------------------------------------------------

During the six-month period ended July 31, 2000, MuniEnhanced Fund, Inc.'s Preferred Stock shareholders (Series A, B and C) voted on the following proposals. The proposals were approved at the annual shareholders' meeting on May 24, 2000. The description of each proposal and number of shares voted are as follows:

----------------------------------------------------------------------------------------------------------
                                                                      Shares Voted         Shares Voted
                                                                          For         to Withhold Authority
----------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors: Terry K. Glenn,
   James H. Bodurtha, Herbert I. London, Roberta Cooper Ramo,
   Joseph L. May, Andre F. Perold and Arthur Zeikel as follows:
                                          Series A                       1,760                   0
                                          Series B                       1,413                   0
                                          Series C                       1,381                 145
----------------------------------------------------------------------------------------------------------
                                                                Shares Voted   Shares Voted   Shares Voted
                                                                    For           Against        Abstain
----------------------------------------------------------------------------------------------------------
2. To ratify the selection of Deloitte & Touche LLP as the
   Fund's independent auditors for the current fiscal year
   as follows:
                                          Series A                 1,756              4             0
                                          Series B                 1,413              0             0
                                          Series C                 1,510             16             0
----------------------------------------------------------------------------------------------------------


                                     4 & 5

                                          MuniEnhanced Fund, Inc., July 31, 2000

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                             S&P         Moody's      Face
STATE                      Ratings       Ratings     Amount     Issue                                                        Value
====================================================================================================================================
Alabama--0.8%                A1           VMIG1@    $   800     Columbia, Alabama, IDB, PCR, Refunding (Alabama Power
                                                                Company Project), VRDN, Series E, 4.25%
                                                                due 10/01/2022 (g)                                         $    800
                             AAA          Aaa         2,500     Huntsville, Alabama, Health Care Authority, Health Care
                                                                Facilities Revenue Bonds, Series B, 6.625%
                                                                due 6/01/2004 (d)(e)                                           2,717
====================================================================================================================================
Alaska--1.9%                 AAA          Aaa         3,285     Alaska Energy Authority, Power Revenue Refunding Bonds
                                                                (Bradley Lake), Fourth Series, 6% due 7/01/2016 (c)            3,505
                             AA+          NR*         5,000     Valdez, Alaska, Marine Terminal Revenue Refunding Bonds
                                                                (Sohio Pipeline--British Petroleum Oil), 7.125%
                                                                due 12/01/2025                                                 5,279
====================================================================================================================================
Arizona--2.1%                AAA          Aaa         2,345     Phoenix, Arizona, Civic Improvement Corporation,
                                                                Wastewater System Revenue Bonds, Junior Lien,
                                                                6.50% due 7/01/2008 (d)                                        2,580
                             AAA          Aaa         4,450     Scottsdale, Arizona, IDA, Hospital Revenue Refunding
                                                                Bonds (Scottsdale Memorial Hospitals), Series A,
                                                                6% due 9/01/2012 (a)                                           4,738
                             AAA          Aaa         2,000     Tucson, Arizona, Street and Highway User Revenue Bonds,
                                                                Junior Lien, Series 1994-E, 7% due 7/01/2011 (b)               2,344
====================================================================================================================================
California--5.1%             AAA          Aaa         5,250     Anaheim, California, Public Financing Authority, Lease
                                                                Revenue Bonds (Public Improvements Project),
                                                                Senior Series A, 6% due 9/01/2024 (c)                          5,620
                             AAA          NR*         3,250     California Rural Home Mortgage Finance Authority, S/F
                                                                Mortgage Revenue Bonds, AMT, Series D,
                                                                6% due 6/01/2031 (h)                                           3,501
                             AAA          Aaa         8,235     Los Angeles County, California, Transportation
                                                                Commission, Sales Tax Revenue Refunding Bonds,
                                                                Series B, 6.50% due 7/01/2015 (b)                              8,537
                             AAA          Aaa         1,500     Northern California Transmission Revenue Bonds
                                                                (California-Oregon Transmission Project),
                                                                Series A, 6.50% due 5/01/2016 (d)                              1,572
                             AAA          Aaa         4,210     San Francisco, California, City and County Airport
                                                                Commission, International Airport Revenue Bonds, AMT,
                                                                Second Series, Issue 6, 6.60% due 5/01/2024 (a)                4,519
====================================================================================================================================
Colorado--11.6%                                                 Colorado HFA, Revenue Bonds (S/F Program), AMT:
                             NR*          Aa2         2,220        Senior Series A-1, 7.40% due 11/01/2027                     2,452
                             NR*          Aa2        12,000        Senior Series B-2, 6.80% due 4/01/2030                     12,894
                                                                Colorado HFA, Revenue Refunding Bonds (S/F Program):
                             NR*          Aa2         3,000        AMT, Senior Series A-2, 7.50% due 4/01/2031                 3,408
                             NR*          Aa2         3,995        Senior Series A-3, 6.05% due 10/01/2016                     4,118
                             AAA          Aaa         4,280     Colorado Water Resource Power Development Authority,
                                                                Clean Water Revenue Bonds, Series A, 6.25% due 9/01/2016       4,594
                             AAA          Aaa        11,000     Denver, Colorado, City and County Airport Revenue Bonds,
                                                                AMT, Series D, 7.75% due 11/15/2013                           13,251
                             AAA          Aaa         5,450     El Paso County, Colorado, School District Number 49,
                                                                Falcon, GO, Series A, 6% due 12/01/2018 (c)                    5,794
                                                                Jefferson County, Colorado, School District
                                                                Number R-001, GO, Refunding (d):
                             AAA          Aaa         2,000        6.25% due 12/15/2008                                        2,199
                             AAA          Aaa         5,000        6.50% due 12/15/2010                                        5,635
====================================================================================================================================
Connecticut--0.8%            AAA          Aaa         3,500     Connecticut State Special Tax Obligation Revenue Bonds,
                                                                6.25% due 10/01/2004 (b)(e)                                    3,744
====================================================================================================================================
Delaware--0.5%               AAA          Aaa         2,000     Delaware Transportation Authority, Transportation System
                                                                Revenue Bonds, 7% due 7/01/2004 (b)(e)                         2,202
====================================================================================================================================
District of Columbia--                                          District of Columbia, GO, Refunding, Series B (c):
4.5%                         AAA          Aaa         5,000        5.50% due 6/01/2013                                         5,053
                             AAA          Aaa         5,300        5.50% due 6/01/2014                                         5,313
                             AAA          Aaa         6,000     District of Columbia, Revenue Refunding Bonds (Catholic
                                                                University of America Project), 5.625% due 10/01/2029 (a)      5,886
                             AAA          Aaa         5,850     Washington, D.C., Convention Center Authority, Dedicated
                                                                Tax Revenue Bonds, Senior Lien, 4.75% due 10/01/2028 (a)       4,946
====================================================================================================================================
Georgia--6.3%                A1           VMIG1@      4,500     Burke County, Georgia, Development Authority, PCR
                                                                (Georgia Power Company Plant--Vogtle Project),
                                                                VRDN, 4.35% due 9/01/2026 (g)                                  4,500
                                                                Georgia Municipal Electric Authority, Power Revenue
                                                                Refunding Bonds:
                             AAA          Aaa         7,725        Series EE, 7% due 1/01/2025 (a)                             9,143
                             AAA          Aaa         2,000        Series V, 6.60% due 1/01/2018 (d)                           2,256
                             AAA          Aaa         1,000        Series W, 6.60% due 1/01/2018 (d)                           1,128
                             AAA          Aaa         3,500     Metropolitan Atlanta, Georgia, Rapid Transit Authority,
                                                                Sales Tax Revenue Bonds, Second Indenture, Series A,
                                                                6.90% due 7/01/2004 (d)(e)                                     3,844
                                                                Monroe County, Georgia, Development Authority, PCR,
                                                                Refunding (Oglethorpe Power Corporation), Series A (d):
                             AAA          Aaa         2,500        6.70% due 1/01/2009                                         2,804
                             AAA          Aaa         2,000        6.75% due 1/01/2010                                         2,263
                             AAA          Aaa         3,000     Municipal Electric Authority of Georgia, Revenue
                                                                Refunding Bonds (Project 1), Sub-Series A,
                                                                6.50% due 1/01/2004 (a)(e)                                     3,231
====================================================================================================================================
Hawaii--1.3%                 AAA          Aaa         6,070     Hawaii State Department of Budget and Finance, Special
                                                                Purpose Mortgage Revenue Bonds (Hawaiian Electric
                                                                Company, Inc. Project), AMT, Series C, 7.375% due
                                                                12/01/2020 (d)                                                 6,243
====================================================================================================================================

Portfolio Abbreviations

To simplify the listings of MuniEnhanced Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT    Alternative Minimum Tax (subject to)
COP    Certificates of Participation
EDA    Economic Development Authority
GO     General Obligation Bonds
HDA    Housing Development Authority
HFA    Housing Finance Agency
IDA    Industrial Development Authority
IDB    Industrial Development Board
PCR    Pollution Control Revenue Bonds
RITR   Residual Interest Trust Receipts
S/F    Single-Family
VRDN   Variable Rate Demand Notes


                                     6 & 7

                                          MuniEnhanced Fund, Inc., July 31, 2000

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                             S&P         Moody's      Face
STATE                      Ratings       Ratings     Amount     Issue                                                        Value
====================================================================================================================================
Illinois--9.9%               AAA          Aaa       $10,250     Chicago, Illinois, Board of Education, GO (Chicago School
                                                                Reform Project), 5.75% due 12/01/2027 (a)                   $ 10,209
                             AAA          Aaa        10,805     Chicago, Illinois, Sales Tax Revenue Refunding Bonds,
                                                                5.25% due 1/01/2028 (b)                                       10,021
                             AAA          Aaa         2,240     Cook County, Illinois, Community College District
                                                                No. 508, Chicago, COP, Refunding, 8.75% due 1/01/2007 (b)      2,714
                             AAA          Aaa         5,000     Cook County, Illinois, GO, Capital Improvement, Series A,
                                                                5% due 11/15/2023 (b)                                          4,516
                             AAA          Aaa         1,795     Illinois Development Finance Authority Revenue Bonds
                                                                (Bradley University Project), 5.375% due 8/01/2024 (a)         1,708
                                                                Illinois Health Facilities Authority, Revenue Refunding
                                                                Bonds:
                             AAA          Aaa         3,000        (Servantcor Project), Series A, 6.375% due
                                                                   8/15/2006 (c)(e)                                            3,258
                             A1           VMIG1@      1,600        (University of Chicago Hospitals), VRDN,
                                                                   4.35% due 8/01/2026 (d)(g)                                  1,600
                             AAA          Aaa        10,115     Regional Transportation Authority, Illinois, Revenue
                                                                Bonds, Series A, 7.20% due 11/01/2020 (a)                     12,044
====================================================================================================================================
Indiana--2.6%                AAA          Aaa         2,500     Brownsburg, Indiana, School Building Corporation, First
                                                                Mortgage Revenue Bonds (Brownsburg Community School),
                                                                5.55% due 2/01/2024 (d)                                        2,433
                             AAA          Aaa         1,360     Hammond, Indiana, Multi-School Building Corporation,
                                                                Revenue Refunding Bonds, First Mortgage, 6.125% due
                                                                7/15/2019 (d)                                                  1,411
                             AAA          Aaa         8,985     Marion County, Indiana, Convention and Recreational
                                                                Facilities Authority, Excise Tax Revenue Bonds (Lease
                                                                Rental), Sub-Series A, 5% due 6/01/2022 (d)                    8,111
====================================================================================================================================
Kansas--4.8%                 NR*          Aaa        14,740     Kansas City, Kansas, Utility System Revenue Refunding
                                                                Bonds, RITR, Series 1, 8.02% due 9/01/2023 (b)(f)             16,393
                             NR*          Aaa         3,000     Sedgwick and Shawnee Counties, Kansas, S/F Revenue Bonds
                                                                (Mortgage Backed Securities Program), AMT, Series A-2,
                                                                6% due 12/01/2031 (i)                                          3,338
                             AAA          Aaa         2,500     Wamego, Kansas, PCR, Refunding (Kansas Gas and Electric
                                                                Company Project), 7% due 6/01/2031 (d)                         2,593
====================================================================================================================================
Louisiana--1.4%              AAA          Aaa         6,000     Louisiana Local Government, Environmental Facilities,
                                                                Community Development Authority Revenue Bonds (Capital
                                                                Projects and Equipment Acquisition), Series A, 6.30%
                                                                due 7/01/2030 (a)                                              6,503
====================================================================================================================================
Maine--0.4%                  AA           Aa2         1,625     Maine State Housing Authority, Mortgage Purchase Revenue
                                                                Bonds, AMT, Series C-2, 6.875% due 11/15/2023                  1,683
====================================================================================================================================
Maryland--0.6%               AAA          Aaa         1,750     Baltimore, Maryland, COP, Refunding (Board of Education
                                                                Administration Project), Series A, 5.80% due 4/01/2011 (d)     1,871
                             AAA          Aaa         1,000     Baltimore, Maryland, GO, Refunding, 7% due 10/15/2010 (d)      1,169
====================================================================================================================================
Massachusetts--0.3%          AAA          Aaa         1,500     Massachusetts State, HFA, Housing Development Revenue
                                                                Refunding Bonds, Series B, 5.40% due 12/01/2028 (d)            1,411
====================================================================================================================================
Michigan--0.7%               AAA          Aaa         3,000     Monroe County, Michigan, PCR (Detroit Edison Company
                                                                Project), AMT, Series 1, 7.65% due 9/01/2020 (b)               3,067
====================================================================================================================================
Mississippi--1.1%            NR*          VMIG1@      2,600     Jackson County, Mississippi, PCR, Refunding (Chevron
                                                                U.S.A. Inc. Project), VRDN, 4.25% due 12/01/2016 (g)           2,600
                             AAA          Aaa         2,400     Walnut Grove, Mississippi, Correctional Authority, COP,
                                                                6% due 11/01/2019 (a)                                          2,475
====================================================================================================================================
Missouri--0.7%               AAA          Aaa         3,000     Kansas City, Missouri, Airport Revenue Bonds, General
                                                                Improvement, Series B, 6.875% due 9/01/2004 (c)(e)             3,279
====================================================================================================================================
Montana--0.5%                AAA          Aaa         2,185     Forsyth, Montana, PCR, Refunding (Puget Sound Power and
                                                                Light Company), AMT, 7.25% due 8/01/2021 (a)                   2,274
====================================================================================================================================
Nevada--3.8%                 BBB+         Baa1        5,000     Henderson, Nevada, Health Care Facility Revenue Bonds
                                                                (Catholic Healthcare West--Saint Rose Dominican Hospital),
                                                                5.375% due 7/01/2026                                           3,972
                             AAA          Aaa        10,450     Washoe County, Nevada, Gas and Water Facilities Revenue
                                                                Refunding Bonds (Sierra Pacific Power Company),
                                                                6.30% due 12/01/2014                                          10,829
                             AAA          Aaa         3,000     Washoe County, Nevada, Water Facility Revenue Bonds
                                                                (Sierra Pacific Power Company), AMT, 6.65% due
                                                                6/01/2017 (d)                                                  3,166
====================================================================================================================================
New Jersey--0.9%             AAA          Aaa         4,000     New Jersey State Housing and Mortgage Finance Agency,
                                                                Home Buyer Revenue Bonds, AMT, Series K,
                                                                6.375% due 10/01/2026 (d)                                      4,078
====================================================================================================================================
New Mexico--0.5%             AAA          Aaa         2,300     Santa Fe, New Mexico, Revenue Bonds,
                                                                6.30% due 6/01/2004 (a)(e)                                     2,435
====================================================================================================================================
New York--5.6%                                                  New York City, New York, GO, Refunding:
                             AAA          Aaa         4,000        Series A, 6.375% due 5/15/2013 (b)                          4,410
                             AAA          Aaa         3,995        Series A, 6.375% due 5/15/2014 (b)                          4,375
                             AAA          Aaa         5,000        Series A, 6.375% due 5/15/2015 (b)                          5,452
                             A-           A3          6,790        Series B, 7.25% due 8/15/2007                               7,732
                             A-           A3          2,000        Series L, 5.75% due 8/01/2013                               2,055
                             A1c          VMIG1@        500     New York City, New York, GO, VRDN, Series B, Sub-Series
                                                                B-6, 4.25% due 8/15/2005 (d)(g)                                  500
                             AAA          NR*         1,795     New York State Dormitory Authority Revenue Bonds
                                                                (Northeast Parent and Child), Series D, 5.50%
                                                                due 7/01/2018 (a)                                              1,785
====================================================================================================================================
North Carolina--3.4%         AAA          Aaa        13,940     North Carolina, Eastern Municipal Power Agency, Power
                                                                System Revenue Refunding Bonds, Series B,
                                                                6.125% due 1/01/2009 (d)                                      15,036
                             A1+          NR*         1,000     Raleigh Durham, North Carolina, Airport Authority,
                                                                Special Facility Revenue Refunding Bonds (American
                                                                Airlines Inc.), VRDN, Series B, 4.30% due 11/01/2015 (g)       1,000
====================================================================================================================================
Ohio--0.6%                   A1+          VMIG1@        110     Cuyahoga County, Ohio, Hospital Revenue Bonds (The
                                                                Cleveland Clinic), VRDN, Series D, 4.35% due 1/01/2026 (g)       110
                             AAA          Aaa         2,500     North Canton, Ohio, City School District GO, 6.70%
                                                                due 12/01/2004 (a)(e)                                          2,747
====================================================================================================================================


                                     8 & 9

                                          MuniEnhanced Fund, Inc., July 31, 2000

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                             S&P         Moody's      Face
STATE                      Ratings       Ratings     Amount     Issue                                                        Value
====================================================================================================================================
Rhode Island--1.8%           AAA          Aaa       $ 4,345     Providence, Rhode Island, Public Building Authority,
                                                                General Revenue Bonds, Series A, 6.25% due 12/15/2020 (c)   $  4,632
                             AAA          Aaa         3,355     Rhode Island State Economic Development Corporation,
                                                                Airport Revenue Bonds, Series B, 6.50% due 7/01/2015 (b)       3,677
====================================================================================================================================
South Carolina--0.3%         NR*          Aaa         1,470     South Carolina Housing Finance and Development Authority,
                                                                Mortgage Revenue Refunding Bonds, AMT, Series A-2,
                                                                5.875% due 7/01/2009 (c)                                       1,524
====================================================================================================================================
South Dakota--1.7%           AAA          NR*         7,000     South Dakota State Health and Educational Facilities
                                                                Authority, Revenue Refunding Bonds, Series A,
                                                                7.625% due 7/01/2014 (d)                                       8,080
====================================================================================================================================
Tennessee--1.9%              AAA          Aaa         5,450     Mount Juliet, Tennessee, Public Building Authority
                                                                Revenue Bonds (Madison Suburban Utility
                                                                District Loan), Series B, 7.80% due 2/01/2004 (d)(e)           6,473
                             AAA          Aaa         2,280     Tennessee HDA, Revenue Refunding Bonds (Homeownership
                                                                Program), AMT, Series 1, 5.95% due 7/01/2012 (d)               2,356
====================================================================================================================================
Texas--7.2%                                                     Bell County, Texas, Health Facilities Development
                                                                Corporation, Revenue Refunding Bonds (Scott & White
                                                                Memorial Hospital), Series A (d):
                             AAA          Aaa         1,460        6.25% due 8/15/2010                                         1,585
                             AAA          Aaa         1,555        6.25% due 8/15/2011                                         1,684
                             AAA          Aaa         1,650        6.25% due 8/15/2012                                         1,775
                                                                Bexar, Texas, Metropolitan Water District, Waterworks
                                                                System Revenue Refunding Bonds (d):
                             AAA          NR*         1,135        6.35% due 5/01/2005 (e)                                     1,235
                             AAA          Aaa         1,615        6.35% due 5/01/2025                                         1,688
                             AAA          Aaa         5,000     Dallas, Texas, Special Tax Revenue Bonds, Series A,
                                                                5% due 8/15/2025 (a)                                           4,469
                             A1+          NR*         3,245     Harris County, Texas, Health Facilities Development
                                                                Corporation, Hospital Revenue Refunding Bonds (Methodist
                                                                Hospital), VRDN, 4.35% due 12/01/2025 (g)                      3,245
                             AAA          Aaa         3,000     Houston, Texas, Water and Sewer System Revenue Bonds,
                                                                Junior Lien, Series C, 5.375% due 12/01/2027 (b)               2,850
                             AAA          Aaa         4,405     Houston, Texas, Water and Sewer System Revenue Refunding
                                                                Bonds, Junior Lien, 6.375% due 12/01/2017 (a)                  4,589
                                                                Travis County, Texas, Health Facilities Development
                                                                Corporation, Revenue Refunding Bonds:
                             AAA          Aaa         5,000        (Ascension Health Credit), Series A,
                                                                   5.75% due 11/15/2011 (d)                                    5,225
                             AAAr         Aaa         5,200        RITR, Series 4, 5.505% due 11/15/2024 (a)(f)                5,219
====================================================================================================================================
Utah--3.5%                   AAA          Aaa         5,200     Intermountain Power Agency, Utah, Power Supply Revenue
                                                                Refunding Bonds, Series B, 6.50% due 7/01/2010 (d)             5,799
                             AAA          Aaa         5,055     Salt Lake City, Utah, Metropolitan Water District, Water
                                                                Revenue Bonds, 5.375% due 7/01/2029 (a)                        4,782
                             AAA          Aaa         6,135     Utah Water Finance Agency Revenue Bonds (Pooled Loan
                                                                Financing Program), Series A, 5.50% due 10/01/2029 (a)         5,894
====================================================================================================================================
Virginia--3.7%               AAA          Aaa        10,000     Fairfax County, Virginia, EDA, Resource Recovery Revenue
                                                                Refunding Bonds, AMT, Series A, 6.10% due 2/01/2010 (a)       10,855
                             AAA          Aaa         6,000     Loudon County, Virginia, COP, 6.80% due 3/01/2014 (c)          6,444
====================================================================================================================================
Washington--4.5%             AAA          Aaa        13,750     Snohomish County, Washington, Public Utility District
                                                                Number 001, Electric Revenue Refunding Bonds,
                                                                5.375% due 12/01/2024 (c)                                     13,112
                             AAA          NR*         7,000     Washington State, GO, Series A and AT-6,
                                                                6.25% due 2/01/2011 (d)                                        7,708
====================================================================================================================================
Wisconsin--0.5%              AA           NR*         2,700     Wisconsin State Health and Educational Facilities
                                                                Authority Revenue Bonds (Howard Young Medical Center Inc.
                                                                Project), 5.125% due 8/15/2028                                 2,295
====================================================================================================================================
                             Total Investments (Cost--$445,631)--97.8%                                                       456,171
                             Other Assets Less Liabilities--2.2%                                                              10,410
                                                                                                                            --------
                             Net Assets--100.0%                                                                             $466,581
                                                                                                                            ========
====================================================================================================================================

(a)   AMBAC Insured.
(b)   FGIC Insured.
(c)   FSA Insured.
(d)   MBIA Insured
(e)   Prerefunded.
(f) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 2000.
(g) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 2000.
(h)   FNMA/GNMA Collateralized.
(i)   GNMA Collateralized.
*     Not Rated.
@     Highest short-term rating by Moody's Investors Service, Inc.

See Notes to Financial Statements.

Quality Profile

The quality ratings of securities in the Fund as of July 31, 2000 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
AAA/Aaa ...........................................................     84.9%
AA/Aa .............................................................      6.9
A/A ...............................................................      2.1
BBB/Baa ...........................................................      0.8
Other+ ............................................................      3.1
--------------------------------------------------------------------------------
+ Temporary investments in short-term municipal securities.


                                    10 & 11

                                          MuniEnhanced Fund, Inc., July 31, 2000

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                As of July 31, 2000
===================================================================================================================================
Assets:         Investments, at value (identified cost--$445,631,167) ................................                 $456,170,549
                Cash .................................................................................                       59,045
                Receivables:
                    Securities sold ..................................................................  $  6,707,058
                    Interest .........................................................................     6,497,375     13,204,433
                                                                                                        ------------
                Prepaid expenses and other assets ....................................................                       16,533
                                                                                                                       ------------
                Total assets .........................................................................                  469,450,560
                                                                                                                       ------------
===================================================================================================================================
Liabilities:    Payables:
                    Securities purchased .............................................................     2,209,800
                    Dividends to shareholders ........................................................       312,634
                    Investment adviser ...............................................................       184,274      2,706,708
                                                                                                        ------------
                Accrued expenses .....................................................................                      163,223
                                                                                                                       ------------
                Total liabilities ....................................................................                    2,869,931
                                                                                                                       ------------
===================================================================================================================================
Net Assets:     Net assets ...........................................................................                 $466,580,629
                                                                                                                       ============
===================================================================================================================================
Capital:        Capital Stock (200,000,000 shares authorized):
                    Preferred Stock, par value $.025 per share (6,000 shares of AMPS* issued and
                    outstanding at $25,000 per share liquidation preference) .........................                 $150,000,000
                    Common Stock, par value $.10 per share (29,369,874 shares issued and outstanding)   $  2,936,987
                Paid-in capital in excess of par .....................................................   323,386,132
                Undistributed investment income--net .................................................     2,970,068
                Accumulated realized capital losses on investments--net ..............................   (19,031,616)
                Accumulated distributions in excess of realized capital gains on investments--net ....    (4,220,324)
                Unrealized appreciation on investments--net ..........................................    10,539,382
                                                                                                        ------------
                Total--Equivalent to $10.78 net asset value per share of Common Stock
                (market price--$9.625) ...............................................................                  316,580,629
                                                                                                                       ------------
                Total capital ........................................................................                 $466,580,629
                                                                                                                       ============
===================================================================================================================================

* Auction Market Preferred Stock.

  See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                      For the Six Months Ended July 31, 2000
===================================================================================================================================
Investment            Interest and amortization of premium and discount earned .......................                 $ 13,370,330
Income:
===================================================================================================================================
Expenses:             Investment advisory fees .......................................................  $  1,137,365
                      Commission fees ................................................................       202,482
                      Transfer agent fees ............................................................        68,477
                      Professional fees ..............................................................        50,947
                      Accounting services ............................................................        44,318
                      Printing and shareholder reports ...............................................        18,870
                      Listing fees ...................................................................        15,712
                      Directors' fees and expenses ...................................................        14,299
                      Custodian fees .................................................................        11,067
                      Pricing fees ...................................................................         7,407
                      Other ..........................................................................        11,312
                                                                                                        ------------
                      Total expenses .................................................................                    1,582,256
                                                                                                                       ------------
                      Investment income--net .........................................................                   11,788,074
                                                                                                                       ------------
===================================================================================================================================
Realized & Unreal-    Realized loss on investments--net ..............................................                   (8,196,202)
ized Gain (Loss) on   Change in unrealized appreciation/depreciation on investments--net .............                   28,723,269
Investments--Net:                                                                                                      ------------
                      Net Increase in Net Assets Resulting from Operations ...........................                 $ 32,315,141
                                                                                                                       ============
===================================================================================================================================

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                        For the Six      For the
                                                                                                        Months Ended    Year Ended
                                                                                                          July 31,      January 31,
                  Increase (Decrease) in Net Assets:                                                       2000            2000
===================================================================================================================================
Operations:       Investment income--net .............................................................  $ 11,788,074   $ 23,472,741
                  Realized loss on investments--net ..................................................    (8,196,202)   (10,823,948)
                  Change in unrealized appreciation/depreciation on investments--net .................    28,723,269    (46,491,865)
                                                                                                        ------------   ------------
                  Net increase (decrease) in net assets resulting from operations ....................    32,315,141    (33,843,072)
                                                                                                        ------------   ------------
===================================================================================================================================
Dividends to      Investment income--net:
Shareholders:         Common Stock ...................................................................    (9,357,242)   (18,740,807)
                      Preferred Stock ................................................................    (3,021,380)    (4,977,080)
                                                                                                        ------------   ------------
                  Net decrease in net assets resulting from dividends to shareholders ................   (12,378,622)   (23,717,887)
                                                                                                        ------------   ------------
===================================================================================================================================
Common Stock      Value of shares issued to Common Stock shareholders in reinvestment of dividends ...            --        602,065
Transactions:                                                                                           ------------   ------------
===================================================================================================================================
Net Assets:       Total increase (decrease) in net assets ............................................    19,936,519    (56,958,894)
                  Beginning of period ................................................................   446,644,110    503,603,004
                                                                                                        ------------   ------------
                  End of period* .....................................................................  $466,580,629   $446,644,110
                                                                                                        ============   ============
===================================================================================================================================
                 *Undistributed investment income--net ...............................................  $  2,970,068   $  3,560,616
                                                                                                        ============   ============
===================================================================================================================================

See Notes to Financial Statements.


                                    12 & 13

                                          MuniEnhanced Fund, Inc., July 31, 2000

FINANCIAL HIGHLIGHTS

                      The following per share data and ratios have been derived             For the Six     For the Year Ended
                      from information provided in the financial statements.                Months Ended       January 31,+
                                                                                               July 31,    --------------------
                      Increase (Decrease) in Net Asset Value:                                   2000+        2000        1999
===============================================================================================================================
Per Share             Net asset value, beginning of period ..............................     $  10.10     $  12.06    $  12.38
Operating                                                                                     --------     --------    --------
Performance:          Investment income--net ............................................          .40          .80         .85
                      Realized and unrealized gain (loss) on investments--net ...........          .70        (1.95)        .18
                                                                                              --------     --------    --------
                      Total from investment operations ..................................         1.10        (1.15)       1.03
                                                                                              --------     --------    --------
                      Less dividends and distributions to Common Stock shareholders:
                      Investment income--net ............................................         (.32)        (.64)       (.67)
                          Realized gain on investments--net .............................           --           --        (.35)
                          In excess of realized gain on investments--net ................           --           --        (.15)
                                                                                              --------     --------    --------
                      Total dividends and distributions to Common Stock shareholders ....         (.32)        (.64)      (1.17)
                                                                                              --------     --------    --------
                      Effect of Preferred Stock activity:
                          Investment income--net ........................................         (.10)        (.17)       (.18)
                                                                                              --------     --------    --------
                      Net asset value, end of period ....................................     $  10.78     $  10.10    $  12.06
                                                                                              ========     ========    ========
                      Market price per share, end of period .............................     $  9.625     $ 9.1875    $  12.00
                                                                                              ========     ========    ========
===============================================================================================================================
Total Investment      Based on market price per share ...................................        8.38%+++   (18.52%)      6.36%
Return:**                                                                                     ========     ========    ========
                      Based on net asset value per share ................................       10.41%+++   (10.87%)      7.38%
                                                                                              ========     ========    ========
===============================================================================================================================
Ratios Based on       Total expenses*** .................................................        1.03%*       1.00%        .94%
Average Net Assets                                                                            ========     ========    ========
Of Common Stock:      Total investment income--net*** ...................................        7.71%*       7.16%       6.93%
                                                                                              ========     ========    ========
                      Amount of dividends to Preferred Stock shareholders ...............        1.98%*       1.52%       1.45%
                                                                                              ========     ========    ========
                      Investment income--net, to Common Stock shareholders ..............        5.73%*       5.64%       5.48%
                                                                                              ========     ========    ========
===============================================================================================================================
Ratios Based on       Total expenses ....................................................         .69%*        .69%        .66%
Total Average                                                                                 ========     ========    ========
Net Assets:++***      Total investment income--net ......................................        5.18%*       4.91%       4.88%
                                                                                              ========     ========    ========
===============================================================================================================================
Ratios Based on       Dividends to Preferred Stock shareholders .........................        4.04%*       3.32%       3.43%
Average Net Assets                                                                            ========     ========    ========
Of Preferred Stock:
===============================================================================================================================
Supplemental          Net assets, net of Preferred Stock, end of period (in thousands) ..     $316,581     $296,644    $353,603
Data:                                                                                         ========     ========    ========
                      Preferred Stock outstanding, end of period (in thousands) .........     $150,000     $150,000    $150,000
                                                                                              ========     ========    ========
                      Portfolio turnover ................................................       46.78%      124.61%     144.46%
                                                                                              ========     ========    ========
===============================================================================================================================
Leverage:             Asset coverage per $1,000 .........................................     $  3,111     $  2,978    $  3,357
                                                                                              ========     ========    ========
===============================================================================================================================
Dividends Per         Series A--Investment income--net ..................................     $    532     $    825    $    862
Share on                                                                                      ========     ========    ========
Preferred Stock       Series B--Investment income--net ..................................     $    462     $    835    $    868
Outstanding:                                                                                  ========     ========    ========
                      Series C--Investment income--net ..................................     $    516     $    829    $    845
                                                                                              ========     ========    ========
===============================================================================================================================

                      The following per share data and ratios have been derived              For the Year Ended
                      from information provided in the financial statements.                    January 31,+
                                                                                            --------------------
                      Increase (Decrease) in Net Asset Value:                                 1998        1997
================================================================================================================
Per Share             Net asset value, beginning of period ..............................   $  11.75    $  12.40
Operating                                                                                   --------    --------
Performance:          Investment income--net ............................................        .88         .90
                      Realized and unrealized gain (loss) on investments--net ...........        .64        (.54)
                                                                                            --------    --------
                      Total from investment operations ..................................       1.52         .36
                                                                                            --------    --------
                      Less dividends and distributions to Common Stock shareholders:
                      Investment income--net ............................................       (.71)       (.72)
                          Realized gain on investments--net .............................         --          --
                          In excess of realized gain on investments--net ................         --        (.11)
                                                                                            --------    --------
                      Total dividends and distributions to Common Stock shareholders ....       (.71)       (.83)
                                                                                            --------    --------
                      Effect of Preferred Stock activity:
                          Investment income--net ........................................       (.18)       (.18)
                                                                                            --------    --------
                      Net asset value, end of period ....................................   $  12.38    $  11.75
                                                                                            ========    ========
                      Market price per share, end of period .............................   $12.4375    $  11.00
                                                                                            ========    ========
================================================================================================================
Total Investment      Based on market price per share ...................................     20.26%       4.28%
Return:**                                                                                   ========    ========
                      Based on net asset value per share ................................     12.06%       2.18%
                                                                                            ========    ========
================================================================================================================
Ratios Based on       Total expenses*** .................................................       .96%        .95%
Average Net Assets                                                                          ========    ========
Of Common Stock:      Total investment income--net*** ...................................      7.39%       7.55%
                                                                                            ========    ========
                      Amount of dividends to Preferred Stock shareholders ...............      1.55%       1.50%
                                                                                            ========    ========
                      Investment income--net, to Common Stock shareholders ..............      5.84%       6.05%
                                                                                            ========    ========
================================================================================================================
Ratios Based on       Total expenses ....................................................       .67%        .67%
Total Average                                                                               ========    ========
Net Assets:++***      Total investment income--net ......................................      5.16%       5.27%
                                                                                            ========    ========
================================================================================================================
Ratios Based on       Dividends to Preferred Stock shareholders .........................      3.57%       3.47%
Average Net Assets                                                                          ========    ========
Of Preferred Stock:
================================================================================================================
Supplemental          Net assets, net of Preferred Stock, end of period (in thousands) ..   $359,528    $340,751
Data:                                                                                       ========    ========
                      Preferred Stock outstanding, end of period (in thousands) .........   $150,000    $150,000
                                                                                            ========    ========
                      Portfolio turnover ................................................    128.79%     138.12%
                                                                                            ========    ========
================================================================================================================
Leverage:             Asset coverage per $1,000 .........................................   $  3,397    $  3,272
                                                                                            ========    ========
================================================================================================================
Dividends Per         Series A--Investment income--net ..................................   $    891    $    860
Share on                                                                                    ========    ========
Preferred Stock       Series B--Investment income--net ..................................   $    900    $    865
Outstanding:                                                                                ========    ========
                      Series C--Investment income--net ..................................   $    889    $    876
                                                                                            ========    ========
================================================================================================================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***   Do not reflect the effect of dividends to Preferred Stock shareholders.
+     Based on average shares outstanding.
++    Includes Common and Preferred Stock average net assets.
+++   Aggregate total investment return.

See Notes to Financial Statements.


                                    14 & 15

                                          MuniEnhanced Fund, Inc., July 31, 2000

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniEnhanced Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MEN. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained by the Fund's pricing service from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market reflecting the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including assets acquired from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended July 31, 2000 were $204,339,198 and $213,180,258, respectively.

Net realized losses for the six months ended July 31, 2000 and net unrealized gains as of July 31, 2000 were as follows:

--------------------------------------------------------------------------------
                                                   Realized          Unrealized
                                                    Losses             Gains
--------------------------------------------------------------------------------
Long-term investments ...................        $(7,174,068)        $10,539,382
Financial futures contracts .............         (1,022,134)                 --
                                                 -----------         -----------
Total ...................................        $(8,196,202)        $10,539,382
                                                 ===========         ===========
--------------------------------------------------------------------------------

As of July 31, 2000, net unrealized appreciation for Federal income tax purposes aggregated $10,539,382, of which $15,239,446 related to appreciated securities and $4,700,064 related to depreciated securities. The aggregate cost of investments at July 31, 2000 for Federal income tax purposes was $445,631,167.

4. Capital Share Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without the approval of the holders of Common Stock.

Common Stock

Shares issued and outstanding during the six months ended July 31, 2000 remained constant and during the year ended January 31, 2000 increased by 50,578 as a result of dividend reinvestment.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.025 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend period for each series. The yields in effect at July 31, 2000 were as follows: Series A, 4.10%; Series B, 4.187%; and Series C, 4.14%.

Shares issued and outstanding during the six months ended July 31, 2000 and the year ended January 31, 2000 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .50%, calculated on the proceeds of each auction. For the six months ended July 31, 2000, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, received $83,922 as commissions.


                                    16 & 17

                                          MuniEnhanced Fund, Inc., July 31, 2000

NOTES TO FINANCIAL STATEMENTS (concluded)

5. Capital Loss Carryforward:

At January 31, 2000, the Fund had a net capital loss carryforward of approximately $9,810,000, all of which expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On August 8, 2000, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.053100 per share, payable on August 30, 2000 to shareholders of record as of August 18, 2000.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Roberta Cooper Ramo, Director
Herbert I. London, Director
Joseph L. May, Director
Andre F. Perold, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Michael A. Kalinoski, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Custodian

State Street Bank and Trust Company
225 Franklin Square
Boston, MA 02110

Transfer Agents

Common Stock:

State Street Bank and Trust Company
225 Franklin Square
Boston, MA 02110

Preferred Stock:

The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol

MEN


                                    18 & 19

MuniEnhanced Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal income taxes as is consistent with its investment policies by investing primarily in a portfolio of long-term, investment-grade municipal obligations, the interest on which is exempt from Federal income taxes in the opinion of the bond counsel to the issuer.

This report, including the financial information herein, is transmitted to shareholders of MuniEnhanced Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniEnhanced
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                          #10874--7/00

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